================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) November 21, 2006

                    CARDIODYNAMICS INTERNATIONAL CORPORATION
             (Exact name of registrant as specified in its charter)

           California                   0-11868                95-3533362
  ----------------------------        -----------          -------------------
  (State or other jurisdiction        (Commission             (IRS Employer
       of incorporation)              File Number)         Identification No.)

    6175 Nancy Ridge Drive, San Diego, California                92121
    ---------------------------------------------             ----------
       (Address of principal executive offices)               (Zip Code)

        Registrant's telephone number, including area code (858)-535-0202

                                       n/a
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

ITEM 8.01-OTHER EVENTS - REGISTRANT'S PRESS RELEASE DATE NOVEMBER 21, 2006, PUBLICLY ANNOUNCING CMS MAINTAINS CURRENT HYPERTENSION COVERAGE FOR CARDIODYNAMICS' BIOZ ICG TECHNOLOGY

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

EXHIBITS
--------

99.1   CardioDynamics press release dated November 21, 2006

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        CardioDynamics International Corporation

Date: November 21, 2006                 /s/Stephen P. Loomis/
                                        ----------------------------------------
                                        Stephen P. Loomis
                                        Chief Financial Officer